UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2004

REMEC, INC.

(Exact name of registrant as specified in its charter)

California	1-16541	95-3814301
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3790 Via de la Valle, Suite 311, Del Mar, CA	92014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 505-3713

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 24, 2004
99.2	Transcript dated March 24, 2004

Item 12. Results of Operation and Financial Condition.

On March 24, 2004, REMEC, Inc. (“REMEC”) issued a press release announcing its financial results for the fiscal fourth quarter and fiscal year ended January 31, 2004. Also on March 24, 2004, REMEC held its fiscal fourth quarter and fiscal year end earnings conference call, broadcast live by webcast. A copy of the press release and a transcript of the earnings conference call are attached hereto as Exhibits 99.1 and 99.2, respectively.

The information in this Form 8-K and in the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements. Statements in the press release and transcript attached hereto that are not historical are forward-looking statements, which involve known and unknown risks and uncertainties. Actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including, general and industry economic conditions, competition, development factors, operating costs and other risks and uncertainties that are detailed from time to time in REMEC’s filings with the Securities and Exchange Commission.

* * *

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2004

REMEC, Inc.

By:	/s/ Donald J. Wilkins
Name:	Donald J. Wilkins
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 24, 2004

99.2	Transcript dated March 24, 2004